UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-4321

JPMorgan Value Opportunities Fund, Inc.
(Exact name of registrant as specified in charter) 1101 Vermont Avenue, NW
Washington, DC 20005 (Address of principal executive offices)

Jennifer L. Butler
Secretary
Washington Management Corporation
1101 Vermont Avenue, NW
Washington, DC 20005 (Name and address of agent for service)

Registrant’s telephone number, including area code: (202) 842-5665

Date of fiscal year end: June 30, 2012

Date of reporting period: June 30, 2012

Item 1.  Reports to Stockholders.

Annual report dated June 30, 2012

Annual Report

JPMorgan Value Opportunities Fund

June 30, 2012

J.P.Morgan
Asset Management

CONTENTS

President’s Letter	1
Investment Adviser’s Report	2
Schedule of Portfolio Investments	5
Financial Statements	8
Financial Highlights	12
Notes to Financial Statements	14
Report of Independent Registered Public Accounting Firm	18
Schedule of Shareholder Expenses	19
Board Approval of Investment Advisory Agreement	20
Tax Letter	21
Directors	22
Privacy Policy --- Located at the back of this Annual Report

Investments in the Fund are not bank deposits or obligations of, or guaranteed or endorsed by, any bank and are not insured or guaranteed by the FDIC, the Federal Reserve Board or any other government agency. You could lose money if you sell when the Fund’s share price is lower than when you invested.

Past performance is no guarantee of future performance. The general market views expressed in this report are opinions based on current market conditions and are subject to change without notice. These views are not intended to predict the future performance of the Fund or the securities markets. References to specific securities and their issuers are for illustrative purposes only and are not intended to be, and should not be interpreted as, recommendations to purchase or sell such securities. Such views are not meant as investment advice and may not be relied on as an indication of trading intent on behalf of the Fund.

Please note that current performance may be higher or lower than the performance data shown in this report. Certain Fund fees are currently being waived. Removal of the waivers would reduce returns. Investors should carefully read the Fund prospectus, which includes information on the Fund’s investment objective and risks as well as charges and expenses along with other information. Investors should review the information in the prospectus carefully before investing. For up to date month-end performance information, or to receive a Fund prospectus, please call 1-800-480-4111. Please read carefully before investing or sending money.

JPMorgan Value Opportunities Fund

PRESIDENT’S LETTER
August 6, 2012 (Unaudited)

Dear Fellow Shareholders:

For the fiscal year ended June 30, 2012, the JPMorgan Value Opportunities Fund (Class A shares) fell -2.63%, with all distributions reinvested. The Fund paid an income dividend on December 21, 2011 of 18.879 cents per share (Class A shares). No capital gain distribution was made during the year. For the same period, the Standard and Poor’s 500 Composite Index was up 5.44% while the Russell 1000 Value Index, the Fund’s benchmark, returned 3.01%.

The U.S. stock market return for the past 18 months has been relatively flat. The market, however, has been very volatile. For example, on the last trading day of June, the S&P 500 was up 2.49%; for the entire month, the index was up 4.0%. These gains were not enough to offset May’s losses, and the second quarter as a whole produced negative returns. Last summer, the market reacted badly to the political stalemate over the U.S. debt ceiling and S&P’s downgrade of U.S. long-term treasury securities. This year, Europe’s continuing sovereign debt crisis and falling economies, as well as slowing economies in emerging markets have repeatedly jolted investors. Economic growth in China has disappointed investors recently with first quarter 2012 real Gross Domestic Product or "GDP" year-over-year growth of 8.1%, nearly two percentage points below its 10-year average. China now accounts for approximately 28% of global economic growth and, as a result, a slowing Chinese economy will have global implications. Investor confidence remains weak in the face of these kinds of difficulties and a sluggish U.S. economy. Nevertheless, as was the case in calendar year 2011, the U.S. market for the first half of 2012 produced better returns than the major international indexes.

Although the U.S. economy has now grown for 12 consecutive quarters, the pace of growth has been quite slow in recent quarters. GDP was up 1.7% for 2011; 1.9 % in the first quarter of 2012 and 1.5% in the second quarter. The unemployment rate, as of June 30, was 8.2%, down from 10% in October 2009. Job growth tends to fluctuate from month to month, and private sector employment gains must offset government job losses, particularly at the state and local levels where on-going budget problems have forced cutbacks. While the private sector is expanding and corporate profits have been strong, business leaders, like investors, remain cautious, influenced by various economic, regulatory and political uncertainties. Slowing economies in Europe, as well as in previously high-growth emerging markets, can adversely affect U.S. companies and exports, with negative consequences for the U.S. economy. The Federal Reserve remains committed to maintaining the nation’s low interest rate environment, having extended the maturity of its balance sheet through Operation Twist.

In addition to the uncertainties created by the presidential and congressional elections in November, it is unclear how the President and the Congress will deal with the expiration of the Bush tax cuts and the automatic budget cuts that are scheduled to take effect at the end of 2012 – the so-called "fiscal cliff." The Bush tax cuts apply to all income tax levels, as well as to dividend and capital gain tax rates. If all the tax cuts are allowed to expire and all automatic spending reductions take place, the immediate impact on the economy will be negative. While our large federal budget deficits and ever-increasing levels of federal debt are widely believed to be unsustainable, no consensus exists about the solution to this problem combined with the continuing high unemployment and a weak economy. We believe it is important that political leaders reach a consensus that will produce short-term stability and increase confidence, while not disrupting the private sector expansion that continues to produce employment gains.

As is often the case in times of weak economic growth and low investor confidence, the utility and consumer staples sectors were among the best performing stock sectors during the past year. Information technology and telecommunications stocks also did well. The energy, materials and financials sectors lost ground. This pattern was repeated in the Fund’s holdings. However, the Fund did not do as well as its benchmark, at least in part because of its underweighting of utilities and consumer stocks and overweighting of financials, including insurance companies. For more detailed information on the Fund’s performance, see the Investment Adviser’s Report on page 2.

If you have questions or comments about your Fund, please do not hesitate to contact us.

Sincerely,

Jeffrey L. Steele
President

INVESTMENT ADVISER’S REPORT
As of June 30, 2012 (Unaudited)

FUND FACTS
Fund Inception	December 31, 2001
Fund Year End	June 30
Net Assets as of 6/30/12 (in thousands)	$511,814
Primary Benchmark	Russell 1000 Value Index

HOW DID THE FUND PERFORM?

The Value Opportunities Fund, which seeks to provide long term capital appreciation*, had a total return of -2.63%**(Class A shares) for the trailing 12 months ended June 30, 2012, underperforming the 3.01% return of the Russell 1000 Value Index, the Fund’s benchmark.

WHY HAS THE FUND PERFORMED THIS WAY?

The Fund’s performance over the trailing 12 month period was driven primarily by stock selection. Stock selection in the industrial cyclical and insurance sectors posed the biggest headwinds to performance this year. The industrial space faced a number of challenges , including the European recession, weakness in China, and slow growth in the U.S.  However, we continue to believe that GDP growth will pick up in the second half of 2012, aiding the more cyclical sectors of the economy. In addition, housing has been a recent bright spot in the U.S. economy, as a number of key indicators have turned upward. The Fund continues to have a pro-cyclical tilt, as we believe that historically low valuations have overly discounted the risks. Our exposure to the insurance industry has also been a headwind, as investors continue to focus on the effect low interest rates will have on these companies’ portfolios and their businesses. While the interest rate environment clearly poses challenges for insurance companies over the short term, stock valuations in the sector imply that the current environment will last for a prolonged period of time. We don’t believe that will be the case. In addition, we don’t think these companies are being given sufficient credit for their improving fundamentals, which should position them for strong operating performance in a more hospitable operating environment. The portfolio continues to be biased towards larger cap and higher beta stocks, given that their valuations are the most attractive they have been since we launched our valuation model 25 years ago. While this tilt has not worked over the past year, we believe that patient investors will be rewarded for staying the course.

Within the insurance sector, MetLife ("Met") was the biggest detractor to performance. It’s stock valuation has fallen from a high of 1.5 times book value to 0.6 times book value. This slide was precipitated by the fear of interest rates remaining at current low levels indefinitely, and is compounded by the inability of Met to repurchase shares and raise the dividend (since the Fed is treating it as a bank, despite the imminent sale of its bank to GE). However, these headwinds will not last forever--and when they subside, we believe Met’s sound fundamentals will matter. From its 2008-2009 trough, it has rebounded to returns-on-equity similar to those realized in the middle of the last decade; has more capital, liquidity and a safer investment portfolio than it had a few years ago; and its book value per share is above peak levels. In addition, its earnings-per-share reports have positively surprised investors five quarters in a row.

Navistar was the largest detractor within the industrials sector, as the company reported disappointing earnings and a further delay in certification of its engines by the EPA. This certification, which had been expected to be done by now, is now expected in 2013. While the delay has caused the company to lose market share, we believe that their recent decision to shift to a new engine solution offering better fuel economy increases the likelihood of a timely resolution to this issue. In addition, we think there are a number of positive factors in the company’s operating environment longer term. The North America commercial vehicle market represents approximately 60% of revenue and is expected to grow between 5-10% over the next couple of years. In addition, the company has taken significant action to reduce its cost structure, expand its product lineup in new markets, and expand its geographic reach outside of North America. Given that the stock’s current cheap valuation does not appear to reflect these longer term opportunities, we believe there is considerable upside potential to the current stock price.

Stock selection in the technology sector contributed positively to performance, with Apple being a standout in the sector. The timeline of stronger quarterly results, its cash reallocation and the sale of the new iPad all propelled the stock higher. The company continued to expand in the large and growing mobility market and the company continues to exhibit sharp execution. Apple is extremely well positioned to continue to benefit from trends in mobility and media consumption. The company has created an "ecosystem" of products that combines best-in-class hardware and software, which drives consumer tastes and behavior. Its growing suite of products should continue to dominate the mobility market as penetration rates for smart phones and tablets rise.

Although big banks and brokers as a group detracted from performance, the top overall performer in the portfolio was Wells Fargo. The company’s strong franchise, above average return on equity, and excellent capital position continue to make it a standout in the sector. The company enjoys an enviable combination of offensive characteristics (dividend growth/buybacks, market share gains, portfolio acquisitions) and defensive characteristics (less exposure to headline/revenue risks vs. bigger peer banks, good cost management). Wells Fargo provides investors with the scale enjoyed by other big banks without taking on significant trading or international risk exposure. While it has some capital markets-related businesses, it is a much smaller piece of Wells Fargo’s business than it is for peers. Given the uncertainty in the macro environment, this business model has been favored by investors, and has insulated it from some of the market shocks experienced by peers in the second quarter.

HOW WAS THE FUND MANAGED?

Our investment strategy utilizes active stock selection with a systematic valuation process. Sector bets are relatively constrained; however, within broad sectors we have established positions in companies that reflect broader themes. The Fund invests in a diversified portfolio of 70 to 110 U.S. large-cap equities and seeks to earn an annualized excess return above the Russell 1000 Value Index over a full market cycle before fees.  The portfolio management team expects a continued, self-sustaining recovery in the U.S.  As a result, the portfolio has maintained its overweights to the healthcare, insurance and technology sectors. Within the health care sector, we continue to believe that as regulatory uncertainty is reduced, the sector, specifically the HMOs, will benefit. Insurance stocks continue to trade at extremely attractive valuations, with spreads in the sector remaining at all time highs.  In the technology sector, valuations continue to look cheap on a historical basis. Productivity enhancements and innovation should lead to a continued above-GDP-increase in corporate and consumer spending.

*The adviser seeks to achieve the Fund’s objective. There can be no guarantee that it will be achieved.
**The return shown is based on net asset value calculated for shareholder transactions and may differ from the return shown in the financial highlights which reflect adjustments made to the net asset value in accordance with accounting principles generally accepted in the United States of America. The performance of Class A shares including a sales charge was -7.77%.

TOP TEN EQUITY HOLDINGS OF THE PORTFOLIO*
1.	Wells Fargo & Co	4.7%
2.	Chevron Corp	4.2
3.	Citigroup, Inc.	3.8
4.	UnitedHealth Group, Inc.	3.6
5.	Exxon Mobil Corp	3.6
6.	MetLife, Inc.	3.2
7.	Occidental Petroleum Corp.	2.8
8.	Merck & Co., Inc	2.7
9.	State Street Corp	2.7
10.	Apache Corp.	2.4

PORTFOLIO COMPOSITION BY SECTOR*
Financials	27.6%
Energy	16.7
Health Care	14.9
Consumer Discretionary	11.9
Information Technology	10.9
Industrials	10.1
Consumer Staples	3.5
Utilities	3.3
Others (each less than 1.0%)	1.1
* Percentages indicated are based upon total investments as of June 30, 2012. The Fund’s composition and holdings are subject to change.

AVERAGE ANNUAL TOTAL RETURNS AS OF JUNE 30, 2012
	INCEPTION DATE OF CLASS	1 YEAR	5 YEAR	10 YEAR*
CLASS A SHARES	12/31/01
Without Sales Charge		-2.63%	-3.88%	4.52%
With 5.25% Sales Charge		-7.77	-4.91	3.96
CLASS B SHARES	12/31/01
Without CDSC		-3.14	-4.36	4.01
With CDSC**		-8.14	-4.85	4.01
CLASS C SHARES	2/19/05
Without CDSC		-3.10	-4.36	3.91
With CDSC***		-4.10	-4.36	3.91
INSTITUTIONAL CLASS SHARES	12/31/04	-2.42	-3.54	4.82
* Performance for Class C and Institutional Class shares for periods prior to their inception is based on the performance of Class A shares adjusted to reflect the differences in expenses and sales charges between classes.
** Assumes 5% CDSC (contingent deferred sales charge) for the one-year period, 2% CDSC for the five-year period and 0% CDSC thereafter.
***Assumes 1% CDSC for the one-year period and 0% CDSC thereafter.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

AVERAGE ANNUAL TOTAL RETURNS BASED ON A $1,000 INVESTMENT (FOR PERIODS ENDED JUNE 30, 2012)
	1 YEAR	5 YEARS	10 YEARS
CLASS A SHARES with 5.25% sales charge	-7.8%	-4.9%	4.0%

LIFE OF FUND PERFORMANCE (12/31/01 TO 06/30/12)

	12/31/01	12/31/02	12/31/03	12/31/04	12/31/05	6/30/2006	6/30/2007	6/30/2008	6/30/2009	6/30/2010	6/30/2011	6/30/2012

JPM VOF	9,475	8,285	10,989	12,872	13,343	13,966	17,210	13,118	10,099	11,494	14,505	14,123
RUSS 1000	10,000	8,448	10,985	12,796	13,697	14,593	17,789	14,449	10,254	11,989	15,459	15,924
LLCVI	10,000	8,032	10,281	11,515	12,235	12,781	15,524	12,958	9,591	10,842	13,915	13,889
S&P 500	10,000	7,790	10,024	11,114	11,658	11,974	14,439	12,545	9,256	10,592	13,843	14,597

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risk. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information, please call 1-800-480-4111.

The performance of the Russell 1000 Value Index and the Standard & Poor’s 500 Composite Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gain distributions of the securities included in the benchmark. The performance of the Lipper Large-Cap Value Funds Index includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses incurred by the Fund.

The Fund commenced operations as the JPMorgan Value Opportunities Fund on 12/31/01. The Fund previously operated as The Growth Fund of Washington.

The graph illustrates comparative performance for $10,000 invested in Class A Shares of the JPMorgan Value Opportunities Fund, Russell 1000 Value Index, Standard & Poor’s 500 Composite Index and Lipper Large-Cap Value Funds Index from December 31, 2001 to June 30, 2012. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions and includes a sales charge. The Russell 1000 Value Index measures the performance of those Russell 1000 companies with lower price-to-book ratios and lower forecasted growth values. The Standard & Poor’s 500 Composite Index is a broad-based index that replicates the U.S. stock market. The Lipper Large-Cap Value Funds Index represents the total returns of the funds in the indicated category, as defined by Lipper, Inc. Investors cannot invest directly in an index.

Class A shares have a $1,000 minimum initial investment and carry a 5.25% sales charge. Prior to November 15, 2004, the maximum sales charge was 5.75%.

Certain fees payable by the Fund are currently being waived as described in the prospectus. Had the expenses not been waived, returns would have been lower. Fund performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF JUNE 30, 2012
(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)
Common Stocks -- 99.3%
	Consumer Discretionary -- 11.8%
	Auto Components -- 1.7%
141	Lear Corp.	5,309
100	TRW Automotive Holdings Corp. (a)	3,672
		8,981
	Automobiles -- 0.6%
151	General Motors Co. (a)	2,976
	Household Durables -- 0.2%
75	PulteGroup, Inc. (a)	801
	Internet & Catalog Retail -- 0.2%
26	Expedia, Inc.	1,255
	Media -- 6.4%
226	CBS Corp. (Non-Voting), Class B	7,392
357	Comcast Corp., Class A	11,423
337	DISH Network Corp., Class A	9,630
84	Time Warner, Inc.	3,238
18	Walt Disney Co. (The)	875
		32,558
	Multiline Retail -- 0.8%
113	Macy’s, Inc.	3,885
	Specialty Retail -- 1.9%
15	AutoZone, Inc. (a)	5,508
40	Home Depot, Inc. (The)	2,125
79	Lowe’s Cos., Inc.	2,252
		9,885
	Total Consumer Discretionary	60,341
	Consumer Staples -- 3.5%
	Food & Staples Retailing -- 1.4%
147	CVS Caremark Corp.	6,868
	Food Products -- 1.1%
43	Archer-Daniels-Midland Co.	1,255
18	Campbell Soup Co.	603
17	General Mills, Inc.	647
77	Kraft Foods, Inc., Class A	2,989
		5,494
	Household Products -- 0.7%
35	Energizer Holdings, Inc. (a)	2,656
4	Kimberly-Clark Corp.	310
10	Procter & Gamble Co. (The)	607
		3,573

	Tobacco -- 0.3%
20	Philip Morris International, Inc.	1,701
	Total Consumer Staples	17,636
	Energy -- 16.6%
	Energy Equipment & Services -- 0.5%
85	Halliburton Co.	2,402
	Oil, Gas & Consumable Fuels -- 16.1%
140	Apache Corp.	12,299
202	Chevron Corp.	21,350
36	ConocoPhillips	2,009
100	Denbury Resources, Inc. (a)	1,514
12	EQT Corp.	644
215	Exxon Mobil Corp.	18,363
115	Marathon Oil Corp.	2,941
164	Occidental Petroleum Corp.	14,060
86	Peabody Energy Corp.	2,118
64	Phillips 66 (a)	2,132
46	Southwestern Energy Co. (a)	1,453
57	Valero Energy Corp.	1,381
78	Williams Cos., Inc. (The)	2,245
		82,509
	Total Energy	84,911
	Financials -- 27.4%
	Capital Markets -- 6.3%
95	Goldman Sachs Group, Inc. (The)	9,094
404	Invesco Ltd.	9,119
22	Morgan Stanley	322
305	State Street Corp.	13,627
		32,162
	Commercial Banks -- 5.9%
183	Capital Bank Financial Corp. , Class A (a) (e) (f) (i)	3,630
387	Huntington Bancshares, Inc.	2,478
713	Wells Fargo & Co.	23,855
		29,963
	Consumer Finance -- 1.4%
132	Capital One Financial Corp.	7,237
	Diversified Financial Services -- 5.1%
849	Bank of America Corp.	6,943
698	Citigroup, Inc.	19,134
		26,077
	Insurance -- 8.3%
75	ACE Ltd., (Switzerland)	5,567
7	Allstate Corp. (The)	256
89	Everest Re Group Ltd., (Bermuda)	9,221
15	Hartford Financial Services Group, Inc.	263
533	MetLife, Inc.	16,437
226	Prudential Financial, Inc.	10,924
		42,668
	Real Estate Investment Trusts (REITs) -- 0.4%
9	Macerich Co. (The)	514
37	Post Properties, Inc.	1,806
		2,320
	Total Financials	140,427
	Health Care -- 14.8%
	Biotechnology -- 0.9%
66	Celgene Corp. (a)	4,263
12	Vertex Pharmaceuticals, Inc. (a)	671
		4,934
	Health Care Equipment & Supplies -- 1.2%
118	Covidien plc, (Ireland)	6,313
	Health Care Providers & Services -- 7.3%
121	Cigna Corp.	5,329
89	Humana, Inc.	6,869
70	McKesson Corp.	6,566
316	UnitedHealth Group, Inc.	18,474
		37,238
	Pharmaceuticals -- 5.4%
335	Merck & Co., Inc.	13,966
262	Mylan, Inc. (a)	5,597
220	Pfizer, Inc.	5,058
64	Valeant Pharmaceuticals International, Inc., (Canada) (a)	2,871
		27,492
	Total Health Care	75,977
	Industrials -- 10.0%
	Aerospace & Defense -- 1.2%
29	Honeywell International, Inc.	1,630
61	United Technologies Corp.	4,585
		6,215
	Building Products -- 0.3%
100	Masco Corp.	1,392
	Construction & Engineering -- 1.0%
99	Fluor Corp.	4,875
	Industrial Conglomerates -- 1.6%
57	General Electric Co.	1,184
133	Tyco International Ltd., (Switzerland)	7,020
		8,204
	Machinery -- 3.5%
23	Deere & Co.	1,828
19	Joy Global, Inc.	1,079
56	Navistar International Corp. (a)	1,597
238	PACCAR, Inc.	9,339
55	Parker Hannifin Corp.	4,258
		18,101
	Professional Services -- 0.1%
14	Equifax, Inc.	638
	Road & Rail -- 2.3%
265	CSX Corp.	5,914
151	Hertz Global Holdings, Inc. (a)	1,936
35	Union Pacific Corp.	4,122
		11,972
	Total Industrials	51,397
	Information Technology -- 10.8%
	Communications Equipment -- 2.2%
663	Cisco Systems, Inc.	11,386
	Computers & Peripherals -- 2.4%
21	Apple, Inc. (a)	12,089
	Electronic Equipment, Instruments & Components -- 0.3%
53	Arrow Electronics, Inc. (a)	1,736
	Internet Software & Services -- 1.0%
9	Google, Inc., Class A (a)	5,104
	Semiconductors & Semiconductor Equipment -- 2.2%
58	Altera Corp.	1,953
95	Broadcom Corp., Class A (a)	3,221
54	KLA-Tencor Corp.	2,674
98	Lam Research Corp. (a)	3,687
		11,535
	Software -- 2.7%
230	Microsoft Corp.	7,026
223	Oracle Corp.	6,623
		13,649
	Total Information Technology	55,499
	Materials -- 0.7%
	Chemicals -- 0.5%
41	E.I. du Pont de Nemours & Co.	2,088
6	PPG Industries, Inc.	637
		2,725
	Metals & Mining -- 0.2%
116	Alcoa, Inc.	1,012
	Total Materials	3,737
	Telecommunication Services -- 0.4%
	Diversified Telecommunication Services -- 0.3%
27	Verizon Communications, Inc.	1,206
	Wireless Telecommunication Services -- 0.1%
190	Sprint Nextel Corp. (a)	619
	Total Telecommunication Services	1,825
	Utilities -- 3.3%
	Electric Utilities -- 2.0%
16	FirstEnergy Corp.	792
64	NextEra Energy, Inc.	4,404
74	NV Energy, Inc.	1,303
74	OGE Energy Corp.	3,832
		10,331
	Gas Utilities -- 0.3%
39	Atmos Energy Corp.	1,357
	Independent Power Producers & Energy Traders -- 0.1%
30	Calpine Corp. (a)	497
	Multi-Utilities -- 0.9%
98	PG&E Corp.	4,441
	Total Utilities	16,626
	Total Investments -- 99.3% (Cost $448,971)	508,376
	Other Assets in Excess of Liabilities -- 0.7%	3,438
	NET ASSETS -- 100.0%	$ 511,814

Percentages indicated are based on net assets.
NOTES TO SCHEDULE OF PORTFOLIO INVESTMENTS:
(a)	Non-income producing security.
(e)	Security is exempt from registration under Rule 144A of the Securities Act of 1933.
(f)	Security is fair valued in accordance with procedures established by and under the supervision and responsibility of the Board of Directors. The Fund owns fair valued securities with a value of approximately $3,630,000 which amounts to 0.7% of total investments.
(i)	Security has been deemed illiquid pursuant to procedures approved by the Board of Directors and may be difficult to sell.

SEE NOTES TO FINANCIAL STATEMENTS.

STATEMENT OF ASSETS AND LIABILITIES
AS OF JUNE 30, 2012
(Amounts in thousands , except per share amounts)

ASSETS:
Investments in non-affiliates, at value	$508,376
Receivables:
Investment securities sold	11,045
Fund shares sold	959
Dividends from non-affiliates	631
Dividends from affiliates	1
Prepaid expenses and other assets	4
Total Assets	521,016

LIABILITIES:
Payables:
Due to custodian	1,043
Investment securities purchased	7,759
Fund shares redeemed	45
Accrued liabilities:
Investment advisory fees	160
Business management fees	39
Shareholder servicing fees	43
Distribution fees	32
Other	81
Total Liabilities	9,202
Net Assets	$511,814

NET ASSETS:
Paid-in-Capital	$638,689
Accumulated undistributed (distributions in excess of) net investment income	2,884
Accumulated net realized gains (losses)	(189,164)
Net unrealized appreciation (depreciation)	59,405
Total Net Assets	$511,814
NET ASSETS:
Class A	$46,937
Class B	2,119
Class C	2,428
Institutional Class	460,330
Total	$511,814
Outstanding shares (total authorized capital stock – 500,000 $.01 par value, 35,364 outstanding):
Class A	3,241
Class B	148
Class C	170
Institutional Class	31,805
Net Asset Value (a):
Class A - Redemption price per share	$14.48
Class B - Offering price per share (b)	$14.30
Class C - Offering price per share (b)	$14.31
Institutional Class - Offering and redemption price per share	$14.47
Class A maximum sales charge	5.25%
Class A maximum public offering price per share [net asset value per share/(100% – maximum sales charge)]	$15.28
Cost of investments in non-affiliates	$448,971

(a)	Per share amounts may not recalculate due to rounding of net assets and/or shares outstanding.
(b)	Redemption price for Class B and Class C Shares varies based on the length of time the shares are held.

SEE NOTES TO FINANCIAL STATEMENTS.

STATEMENT OF OPERATIONS
FOR THE YEAR ENDED JUNE 30, 2012
(Amounts in thousands)

INVESTMENT INCOME:
Dividend income from non-affiliates	$9,634
Dividend income from affiliates (a)	14
Total investment income	9,648

EXPENSES:
Investment advisory fees	1,996
Business management fees	873
Distribution fees:
Class A	105
Class B	18
Class C	19
Shareholder servicing fees:
Class A	117
Class B	6
Class C	7
Institutional Class	447
Transfer agent fees	144
Auditing and legal fees	45
Custodian and accounting fees	53
Directors’ fees	75
Postage, stationary and supplies	26
Reports to shareholders	18
Registration and prospectus expenses	59
Other	29
Total expenses	4,037
Less amounts waived	(625)
Net expenses	3,412
Net investment income (loss)	6,236

REALIZED/UNREALIZED GAINS (LOSSES):
Net realized gain (loss) on transactions from investments in non-affiliates	57,833
Change in net unrealized appreciation (depreciation) of investments in non-affiliates	(76,341)
Net realized/unrealized gains (losses)	(18,508)
Change in net assets resulting from operations	$(12,272)

(a)
Includes reimbursement of investment advisory and shareholder servicing fees related to fees charged on the underlying investment. Please see Fees and Other Transactions with Affiliates in the Notes to Financial Statements.

SEE NOTES TO FINANCIAL STATEMENTS.

STATEMENT OF CHANGES IN NET ASSETS
FOR THE PERIODS INDICATED
(Amounts in thousands)

	Year Ended 6/30/2012	Year Ended 6/30/2011
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income (loss)	$6,236	$8,805
Net realized gain (loss)	57,833	31,254
Change in net unrealized appreciation (depreciation)	(76,341)	105,247
Change in net assets resulting from operations	(12,272)	145,306
DISTRIBUTIONS TO SHAREHOLDERS:
Class A
From net investment income	(620)	(623)
Class B
From net investment income	(18)	(13)
Class C
From net investment income	(20)	(12)
Institutional Class
From net investment income	(7,259)	(7,462)
Total distributions to shareholders	(7,917)	(8,110)
CAPITAL TRANSACTIONS:
Change in net assets from capital transactions	(135,950)	(54,712)
NET ASSETS:
Change in net assets	(156,139)	82,484
Beginning of period	667,953	585,469
End of period	$511,814	$667,953
Accumulated undistributed (distributions in excess of) net investment income	$2,884	$4,396

SEE NOTES TO FINANCIAL STATEMENTS.

STATEMENT OF CHANGES IN NET ASSETS
FOR THE PERIODS INDICATED (continued)
(Amounts in thousands)

	Year Ended 6/30/2012	Year Ended 6/30/2011
CAPITAL TRANSACTIONS:
Class A
Proceeds from shares issued	$6,099	$14,667
Dividends and distributions reinvested	597	598
Cost of shares redeemed	(8,740)	(23,045)
Change in net assets from Class A capital transactions	$(2,044)	$(7,780)
Class B
Proceeds from shares issued	$22	51
Dividends and distributions reinvested	17	12
Cost of shares redeemed	(743)	(1,203)
Change in net assets from Class B capital transactions	$(704)	(1,140)
Class C
Proceeds from shares issued	$194	$214
Dividends and distributions reinvested	17	9
Cost of shares redeemed	(663)	(979)
Change in net assets from Class C capital transactions	$(452)	$(756)
Institutional Class
Proceeds from shares issued	$42,855	$80,256
Dividends and distributions reinvested	7,178	7,363
Cost of shares redeemed	(182,783)	(132,655)
Change in net assets from Institutional Class capital transactions	$(132,750)	$(45,036)
Total change in net assets from capital transactions	$(135,950)	$(54,712)

SHARE TRANSACTIONS:
Class A
Issued	431	1,067
Reinvested	45	42
Redeemed	(627)	(1,565)
Change in Class A Shares	(151)	(456)
Class B
Issued	2	3
Reinvested	1	1
Redeemed	(53)	(85)
Change in Class B Shares	(50)	(81)
Class C
Issued	13	14
Reinvested	1	1
Redeemed	(47)	(71)
Change in Class C Shares	(33)	(56)
Institutional Class
Issued	2,984	5,697
Reinvested	536	515
Redeemed	(12,200)	(9,859)
Change in Institutional Class Shares	(8,680)	(3,647)

SEE NOTES TO FINANCIAL STATEMENTS.

FINANCIAL HIGHLIGHTS
FOR THE PERIODS INDICATED

	Per share operating performance								Ratios/Supplemental data
		Investment operations			Distributions						Ratios to average net assets
	Net asset value, beginning of period	Net investment income (loss)	Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gains	Total distributions	Net asset value, end of period	Total return (excludes sales charge) (a)	Net assets end of period (000’s)	Net expenses (b)	Net investment income (loss)	Expenses without waivers, reimbursements and earnings credits	Portfolio turnover rate
Class A
Year Ended June 30, 2012	$15.08	$0.15	$(0.56)	$(0.41)	$ (0.19)	$ .--	$(0.19)	$14.48	(2.63)%	$ 46,937	0.93%	1.02%	1.14%	142%
Year Ended June 30, 2011	12.07	0.15	3.00	3.15	(0.14)	.--	(0.14)	15.08	26.19	51,162	0.97	1.08	1.15	63
Year Ended June 30, 2010	10.74	0.12	1.37	1.49	(0.16)	.--	(0.16)	12.07	13.76	46,437	1.07	0.98	1.17	79
Year Ended June 30, 2009	14.36	0.25	(3.60)	(3.35)	(0.27)	.--	(0.27)	10.74	(23.07)	38,947	1.07	1.96	1.19	98
Year Ended June 30, 2008	21.32	0.24	(4.95)	(4.71)	(0.23)	(2.02)	(2.25)	14.36	(23.72)	66,061	1.05	1.41	1.14	80

Class B
Year Ended June 30, 2012	14.88	0.11	(0.59)	(0.48)	(0.10)	.--	(0.10)	14.30	(3.14)	2,119	1.45	0.50	1.67	142
Year Ended June 30, 2011	11.89	0.12	2.92	3.04	(0.05)	.--	(0.05)	14.88	25.62	2,943	1.47	0.58	1.65	63
Year Ended June 30, 2010	10.59	0.08	1.32	1.40	(0.10)	.--	(0.10)	11.89	13.11	3,315	1.57	0.48	1.67	79
Year Ended June 30, 2009	14.07	0.20	(3.51)	(3.31)	(0.17)	.--	(0.17)	10.59	(23.37)	3,594	1.57	1.43	1.69	98
Year Ended June 30, 2008	20.94	0.16	(4.88)	(4.72)	(0.13)	(2.02)	(2.15)	14.07	(24.14)	7,149	1.55	0.90	1.64	80

Class C
Year Ended June 30, 2012	14.89	0.10	(0.57)	(0.47)	(0.11)	.--	(0.11)	14.31	(3.10)	2,428	1.45	0.50	1.67	142
Year Ended June 30, 2011	11.90	0.11	2.93	3.04	(0.05)	.--	(0.05)	14.89	25.59	3,026	1.47	0.59	1.65	63
Year Ended June 30, 2010	10.60	0.07	1.33	1.40	(0.10)	.--	(0.10)	11.90	13.15	3,080	1.57	0.48	1.67	79
Year Ended June 30, 2009	14.09	0.22	(3.54)	(3.32)	(0.17)	.--	(0.17)	10.60	(23.41)	2,976	1.57	1.45	1.69	98
Year Ended June 30, 2008	20.97	0.16	(4.89)	(4.73)	(0.13)	(2.02)	(2.15)	14.09	(24.16)	6,347	1.55	0.90	1.64	80

Institutional Class
Year Ended June 30, 2012	15.09	0.22	(0.60)	(0.38)	(0.24)	.--	(0.24)	14.47	(2.42)	460,330	0.65	1.28	0.77	142
Year Ended June 30, 2011	12.07	0.21	3.00	3.21	(0.19)	.--	(0.19)	15.09	26.65	610,822	0.65	1.40	0.76	63
Year Ended June 30, 2010	10.73	0.16	1.39	1.55	(0.21)	.--	(0.21)	12.07	14.29	532,637	0.65	1.39	0.77	79
Year Ended June 30, 2009	14.38	0.31	(3.62)	(3.31)	(0.34)	.--	(0.34)	10.73	(22.73)	413,130	0.65	2.37	0.79	98
Year Ended June 30, 2008	21.36	0.30	(4.96)	(4.66)	(0.30)	(2.02)	(2.32)	14.38	(23.46)	671,970	0.65	1.81	0.74	80

(a)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.
(b)	Includes earning credits and interest expense, each of which is less than 0.01%, if applicable or unless otherwise noted.

SEE NOTES TO FINANCIAL STATEMENTS.

NOTES TO FINANCIAL STATEMENTS
AS OF JUNE 30, 2012

1. Organization

The JPMorgan Value Opportunities Fund, Inc. (the "Fund") was incorporated in Maryland on May 24, 1985 as The Growth Fund of Washington, Inc. and operated as such through December 30, 2001. On December 31, 2001, the Fund began operating as the JPMorgan Value Opportunities Fund, Inc. The Fund is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end, diversified investment company. The Fund’s objective is to provide for long-term capital appreciation. The Fund offers Class A, Class B, Class C and Institutional Class shares. Institutional Class shares and Class C shares were initially offered on December 31, 2004 and February 19, 2005, respectively. Class A shares generally have a front-end sales charge while Class B shares and Class C shares provide for a contingent deferred sales charge ("CDSC"). Institutional Class shares have no sales charge. All classes have equal rights as to earnings, assets and voting privileges except that each class may bear different distribution and shareholder servicing fees, and each class has exclusive voting rights with respect to its distribution plans and shareholder servicing agreement.

Effective November 1, 2009, Class B shares may not be purchased or acquired by new or existing shareholders, except through exchanges from Class B shares of another J.P. Morgan Fund and dividend reinvestments. Shareholders who have invested in Class B shares prior to November 1, 2009, may continue to hold their Class B shares until they convert automatically to Class A shares.

2. Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. The policies are in accordance with accounting principles generally accepted in the United States of America. The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expenses for the period. Actual results could differ from those estimates.

A. Valuation of Investments -- Equity securities listed on a North American, Central American, South American or Caribbean securities exchange shall generally be valued at the last sale price on the exchange on which the security is principally traded that is reported before the time when the net assets of the Fund are valued. The value of securities listed on The NASDAQ Stock Market LLC shall generally be the NASDAQ Official Closing Price. Fixed income securities (other than certain short-term investments maturing in less than 61 days) are valued each day based on prices received from independent or affiliated pricing services approved by the Board of Directors or third party broker-dealers. The broker-dealers or pricing services use multiple valuation techniques to determine fair value. In instances where sufficient market activity exists, the broker-dealers or pricing services may utilize a market-based approach through which quotes from market makers are used to determine fair value. In instances where sufficient market activity may not exist or is limited, the broker-dealers or pricing services also utilize proprietary valuation models which may consider market transactions in comparable securities and the various relationships between securities in determining value and/or market characteristics such as benchmark yield curves, option-adjusted spreads, credit spreads, estimated default rates, coupon-rates, anticipated timing of principal repayments, underlying collateral, and other unique security features in order to estimate the relevant cash flows, which are then discounted to calculate the fair values.

Generally, short-term investments of sufficient credit quality maturing in less than 61 days are valued at amortized cost, which approximates market value. Certain investments of the Fund may, depending upon market conditions, trade in relatively thin markets and/or in markets that experience significant volatility. As a result of these conditions, the prices used by the Fund to value securities may differ from the value that would be realized if these securities were sold, and the differences could be material. Futures and options are generally valued on the basis of available market quotations. Swaps and other derivatives are valued daily, primarily using independent or affiliated pricing services approved by the Board of Directors. If valuations are not available from such services or values received are deemed not representative of market value, values will be obtained from a third party broker-dealer or counterparty. Investments in other open-end investment companies are valued at such investment company’s net asset value per share as of the report date.

Securities or other assets for which market quotations are not readily available or for which market quotations do not represent the fair value of the security or asset at the time of pricing (including certain illiquid securities) are fair valued in accordance with procedures established by and under the supervision and responsibility of the Board of Directors. The Fund’s Board and its Audit Committee assist with the oversight of the valuation of the Fund’s securities. JPMorgan Funds Management, Inc. ("JPMFM"), an indirect, wholly-owned subsidiary of JPMorgan Chase & Co. ("JPMorgan"),  has established a Valuation Committee ("VC") that is comprised of senior representatives from JPMFM, J.P. Morgan Investment Management Inc. ("JPMIM" or the "Adviser") , a wholly-owned subsidiary of JPMorgan Asset Management Holdings Inc. ("JPMAM"), which is a wholly-owned subsidiary of JPMorgan, JPMAM’s Legal and Compliance, JPMAM’s Risk Management and the Fund’s Chief Compliance Office. The VC’s responsibilities include making determinations regarding Level 3 fair value measurements ("Fair Values") and/or providing recommendations for approval to the Board of Directors, in accordance with the Fund’s valuation policies.

The VC or Board of Directors, as applicable, primarily employs a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information for the investment to determine the fair value of the investment. The VC or Board of Directors may also use an income-based valuation approach in which the anticipated future cash flows of the investment are discounted to calculate fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. Valuations may be based upon current market prices of securities that are comparable in coupon, rating, maturity and industry. Trading in securities on most foreign exchanges and over-the-counter markets is normally completed before the close of the domestic market and may also take place on days when the domestic market is closed. In accordance with procedures adopted by the Board of Directors, the Fund applies fair value pricing on equity securities on a daily basis, except for North American, Central American, South American and Caribbean equity securities held in their portfolios, by utilizing the quotations of an independent pricing service, unless the Fund’s Adviser determines that use of another valuation methodology is appropriate. The pricing service uses statistical analyses and quantitative models to adjust local market prices using factors such as subsequent movement and changes in the prices of indices, securities and exchange rates in other markets, in determining fair value as of the time the Fund calculates its net asset values.

It is possible that the estimated values may differ significantly from the values that would have been used had a ready market for the investments existed, and such differences could be material. JPMFM and JPMIM are responsible for monitoring developments that may impact Fair Values and discuss and assess Fair Values on an ongoing and at least a quarterly basis with the VC and Board of Directors, as applicable.  The appropriateness of Fair Values are assessed based on results of unchanged price review and consideration of macro or security specific events, back testing and broker and vendor due diligence.

Valuations reflected in this report are as of the report date. As a result, changes in valuation due to market events and/or issuer-related events after the report date and prior to issuance of the report are not reflected herein.

The various inputs that are used in determining the fair value of the Fund’s investments are summarized into the three broad levels listed below.

- Level 1 -- quoted prices in active markets for identical securities

- Level 2 -- other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

- Level 3 -- significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

A financial instrument’s level within the fair value hierarchy is based on the lowest level of any input both individually and in aggregate that is significant to the fair value measurement. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following table represents each valuation input by sector as presented on the Schedule of Portfolio Investments (amounts in thousands):

	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Investments in Securities
Common Stocks
Consumer Discretionary	$60,341	$--	$--	$60,341
Consumer Staples	17,636	--	--	17,636
Energy	84,911	--	--	84,911
Financials	136,797	--	3,630	140,427
Health Care	75,977	--	--	75,977
Industrials	51,397	--	--	51,397
Information Technology	55,499	--	--	55,499
Materials	3,737	--	--	3,737
Telecommunication Services	1,825	--	--	1,825
Utilities	16,626	--	--	16,626
Total Common Stocks	504,746	--	3,630	508,376
Total Investments in Securities	$504,746	$--	$3,630	$508,376

The following is a summary of investments for which significant unobservable inputs (Level 3) were used in determining fair value (amounts in thousands):

	Balance as of 06/30/11	Realized gain (loss)	Change in unrealized appreciation (depreciation)	Net amortization (accretion)	Purchases1	Sales2	Transfers into Level 3	Transfers out of Level 3	Balance as of 06/30/12
Investments in Securities
Common Stocks - Financials	$3,116	$ --	$514	$ --	$ --	$ --	$ --	$ --	$3,630
Total	$3,116	$ --	$514	$ --	$ --	$ --	$ --	$ --	$3,630

1	Purchases include all purchases of securities and securities received in corporate actions.

2	Sales include all sales of securities, maturities, paydowns and securities tendered in a corporate action.

Transfers into, and out of, Level 3 are valued utilizing values as of the beginning of the period.

The change in unrealized appreciation (depreciation) attributable to securities owned at June 30, 2012, which were valued using significant unobservable inputs (Level 3), amounted to approximately $514,000. This amount is included in Change in net unrealized appreciation (depreciation) of investments in non-affiliates on the Statement of Operations.

B. Restricted and Illiquid Securities -- Certain securities held by the Fund may be subject to legal or contractual restrictions on resale and/or are illiquid.

Restricted securities generally may be resold in transactions exempt from registration under the Securities Act of 1933 ("Securities Act"). An illiquid security is a security which cannot be disposed of promptly (within seven days) and in the usual course of business at approximately its fair value and includes, but is not limited to, repurchase agreements maturing in excess of seven days, time deposits with a withdrawal penalty, non-negotiable instruments and instruments for which no market exists. Disposal of these securities may involve time-consuming negotiations and expense.  Prompt sale at the current valuation may be difficult and could adversely affect the net assets of the Fund.

At June 30, 2012, the Fund held approximately $3,630,000, or 0.7%, of net assets in illiquid securities.

As of June 30, 2012, the Fund had no investments in restricted securities other than the securities sold to the Fund under Rule 144A under the Securities Act.

C. Securities Transactions and Investment Income -- Investment transactions are accounted for on the trade date (the date the order to buy or sell is executed). Securities gains and losses are calculated on a specifically identified cost basis. Interest income is determined on the basis of coupon interest accrued using the effective interest method which adjusts for amortization of premiums and accretion of discounts. Dividend income less foreign taxes withheld, if any, is recorded on the ex-dividend date or when the Fund first learns of the dividend.

The Fund records distributions received in excess of income from underlying investments as a reduction of cost of investments and/or realized gain. Such amounts are based on estimates if actual amounts are not available and actual amounts of income, realized gain and return of capital may differ from the estimated amounts. The Fund adjusts the estimated amounts of components of distributions (and consequently its net investment income) as necessary once the issuers provide information about the actual composition of the distributions.

D. Allocation of Income and Expenses -- In calculating the net asset value per share of each class, investment income, realized and unrealized gains and losses and expenses, other than class specific expenses, are allocated daily to each class of shares based upon the proportion of net assets of each class at the beginning of each day. Each class of shares bears its pro-rata portion of expenses attributable to the Fund, except that each class separately bears expenses related specifically to that class, such as distribution and shareholder servicing fees.

E. Federal Income Taxes -- It is the Fund’s policy to comply with the provisions of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies and to distribute to shareholders all of its distributable net investment income and net realized gain on investments. Accordingly, no provision for Federal income tax is necessary. The Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. However, the Fund’s conclusions may be subject to future review based on changes in, or the interpretation of, the accounting standards or tax laws and regulations. The Fund’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.

F. Foreign Taxes -- The Fund may be subject to foreign taxes on income, gains on investments or currency purchase/repatriation, a portion of which may be recoverable. The Fund will accrue such taxes and recoveries as applicable, based upon its current interpretation of tax rules and regulations that exist in the markets in which it invests.

G. Dividends and Distributions to Shareholders -- Dividends from net investment income are generally declared and paid annually. Dividends are declared separately for each class. No class has preferential dividend rights; differences in per share rates are due to differences in separate class expenses. Net realized capital gains, if any, are distributed at least annually. The amount of dividends and distributions from net investment income and net realized capital gains is determined in accordance with Federal income tax regulations, which may differ from accounting principles generally accepted in the United States of America. To the extent these "book/tax" differences are permanent in nature (i.e., that they result from other than timing of recognition -- "temporary differences"), such amounts are reclassified within the capital accounts based on their federal tax-basis treatment.

For the fiscal year ended June 30, 2012, undistributed net investment income was increased by approximately $169,000, accumulated capital loss was increased by approximately $168,000, and paid-in-capital was decreased by approximately $1,000. The reclassifications relate primarily to investments in partnerships.

3. Fees and Other Transactions with Affiliates

A. Investment Advisory Fee -- Pursuant to the Investment Advisory Agreement, the Adviser acts as the investment adviser to the Fund. The Adviser is a wholly-owned subsidiary of JPMAM. The Adviser supervises the investments of the Fund and for such services is paid a fee. The fee is accrued daily and paid monthly based on the Fund’s average daily net assets. The annual rate for the Fund is 0.40%.

The Fund may invest in one or more money market funds advised by the Adviser or its affiliates. The Adviser and Shareholder Servicing Agent waive and/or reimburse to the Fund an amount sufficient to offset the respective fees charged to the affiliated money market fund on the Fund’s investment in such affiliated money market fund. A portion of the waiver and/or reimbursement is voluntary.

The amounts of these waivers/reimbursements resulting from investments in money market funds for the year ended June 30, 2012 was approximately $8,000.

B. Business Management Fee -- Pursuant to the Business Management Agreement, Washington Management Corporation ("WMC" or the "Business Manager"), a wholly-owned subsidiary of The Johnston-Lemon Group, Incorporated ("JLG"), performs various corporate and administrative services and receives a fee accrued daily and paid monthly based on the Fund’s average daily net assets. The annual rate for the Fund is 0.175%. For the year ended June 30, 2012, the Business Manager waived fees as outlined in Note 3.F.

C. Distribution Fees -- Pursuant to a Distribution Agreement, JPMorgan Distribution Services, Inc. (the "Distributor"), a wholly-owned subsidiary of JPMorgan, serves as the Fund’s exclusive underwriter and promotes and arranges for the sale of the Fund’s shares.

The Board of Directors has adopted Distribution Plans (the "Distribution Plans") for Class A, Class B and Class C shares of the Fund in accordance with Rule 12b-1 under the 1940 Act. The Distribution Plans provide that the Fund shall pay distribution fees, including payments to the Distributor, at annual rates of the average daily net assets of up to 0.25% for Class A and 0.75% for Class B and Class C. Amounts are reflected in the accompanying Statement of Operations.

In addition, the Distributor is entitled to receive the front-end sales charges from purchases of Class A shares and the CDSC from redemptions of Class B and Class C shares and certain Class A shares for which front-end sales charges have been waived. For the year ended June 30, 2012, the Distributor received approximately $2,000 in front-end sales charges and approximately $1,000 in CDSC. Sales charges are not an expense of the Fund and, hence, are not reflected in the accompanying Statement of Operations. Johnston, Lemon & Co. Incorporated, a wholly-owned subsidiary of JLG, earned approximately $27,000 on its retail sales of shares of the Fund and Distribution Plan fees paid to it.

 D. Shareholder Servicing Fees -- The Fund has entered into a Shareholder Servicing Agreement with the Distributor under which the Distributor provides support services to shareholders. For performing these services, the Distributor receives a fee that is computed daily and paid monthly equal to a percentage of the average daily net assets at an annual rate of 0.25% for Class A, Class B and Class C shares and 0.10% for the Institutional Class shares. The Distributor has entered into shareholder services contracts with affiliated and unaffiliated financial intermediaries who provide shareholder services and other related services to their clients or customers who invest in the Fund under which the Distributor will pay all or a portion of such fees earned to financial intermediaries for performing such services. For the year ended June 30, 2012, the Distributor waived shareholder servicing fees as outlined in Note 3.F.

E. Custodian and Accounting Fees -- JPMorgan Chase Bank, N.A. ("JPMCB") provides portfolio custody and accounting services to the Fund. The amounts paid directly to JPMCB by the Fund for custody and accounting services are included in Custodian and accounting fees in the Statement of Operations. The custodian fees may be reduced by credits earned by the Fund, based on uninvested cash balances held by the custodian. No credits were earned during the year ended June 30, 2012.

F. Waivers and Reimbursements -- The Adviser, Business Manager and Distributor contractually agreed to waive fees and/or reimburse the Fund to the extent that total annual operating expenses for Class A, Class B, Class C and the Institutional Class shares (excluding acquired fund fees and expenses, interest, taxes, expenses related to litigation and potential litigation and extraordinary expenses) exceed 0.95%, 1.45%, 1.45% and 0.65%, respectively, of the average daily net assets for each class. Certain fee waivers made pursuant to that agreement will also have the effect of lowering other share class expenses. The expense limitation percentages are due to expire October 31, 2012, but may be extended. For the year ended June 30, 2012, the Fund’s service providers contractually waived fees for the Fund as follows:

Business Manager -- approximately $508,000, Shareholder Servicing Agent -- approximately $117,000. None of these parties expect the Fund to repay any such waived fees in future years.

G. Other -- All officers of the Fund and two of its directors are affiliated with the Business Manager and receive no compensation from the Fund for serving in their respective roles.

During the year ended June 30, 2012, the Fund may have purchased securities from an underwriting syndicate in which the principal underwriter or members of the syndicate are affiliated with the Adviser or Business Manager.

The Fund may use related party broker-dealers. For the year ended June 30, 2012, the Fund did not incur any brokerage commissions with broker-dealers affiliated with the Adviser or Business Manager.

4. Investment Transactions

The Fund made purchases of investment securities, other than short-term securities, of approximately $719,912,000 and sales of approximately $857,680,000 during the year ended June 30, 2012. During the year ended June 30, 2012, there were no purchases or sales of U.S. Government securities.

5. Risks, Concentrations and Indemnifications

In the normal course of business, the Fund enters into contracts that contain a variety of representations which provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. However, based on experience, the Fund expects the risk of loss to be remote.

From time to time, the Fund’s Adviser or an affiliate may exercise discretion on behalf of certain of its clients with respect to the purchase or sale of a significant portion of the Fund’s outstanding shares. Investment activities on behalf of these shareholders could impact the Fund.

6. Federal Income Tax Matters

The tax character of distributions paid was as follows (amounts in thousands):

	Distributions from Ordinary Income	Distributions from Long-Term Capital Gains	Total Distributions Paid
For the year ended June 30, 2012	$7,917	$--	$7,917
For the year ended June 30, 2011	$8,110	$--	$8,110

As of June 30, 2012, the components of net assets (excluding paid in capital) on a tax basis were as follows (amounts in thousands):

Currently distributable ordinary income	. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	$2,884
Currently distributable long-term capital gains or (tax basis capital loss carryover)	. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	(178,559)
Aggregate cost	. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	459,576
Gross unrealized appreciation of investments	. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	64,609
Gross unrealized depreciation of investments	. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	15,809
Net unrealized appreciation (depreciation) of investments	. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	48,800

The cumulative timing differences primarily consist of wash sale loss deferrals.
The difference between book and tax basis appreciation (depreciation) on investments is primarily attributed to wash sale loss deferrals.

Under the Regulated Investment Company Modernization Act of 2010 (the "Act"), net capital losses recognized by the Fund after June 30, 2011, may get carried forward indefinitely, and retain their character as short-term and/or long-term losses. Prior to the Act, net capital losses incurred by the Fund were carried forward for eight years and treated as short-term losses. The Act requires that post-enactment net capital losses be used before pre-enactment net capital losses.

As of June 30, 2012, the Fund did not have post-enactment net capital loss carryforwards, and had the following pre-enactment net capital loss carryforwards, expiring during the year indicated, which are available to offset future realized gains (amounts in thousands):

2017	2018	Total
$61,504	$117,055	$178,559

During the year ended June 30, 2012, the Fund utilized capital loss carryforwards of approximately $56,356,000.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Directors and Shareholders of JPMorgan Value Opportunities Fund, Inc.:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of portfolio investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of JPMorgan Value Opportunities Fund, Inc. (the "Fund") at June 30, 2012, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.  These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audits.  We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States).  Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement.  An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation.  We believe that our audits, which included confirmation of securities at June 30, 2012 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
New York, New York
August 24, 2012

SCHEDULE OF SHAREHOLDER EXPENSES
(Unaudited)
Hypothetical $1,000 Investment

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemption fees and (2) ongoing costs, including investment advisory fees, administration fees, distribution fees and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The examples assume that you had a $1,000 investment in each Class at the beginning of the reporting period, January 1, 2012, and continued to hold your shares at the end of the reporting period, June 30, 2012.

Actual Expenses

For each Class of the Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading entitled "Expenses Paid During the Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Class of the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other fund. Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher. The examples also assume all dividends and distributions have been reinvested.

	Beginning Account Value, January 1, 2012	Ending Account Value, June 30, 2012	Expenses Paid During the Period*	Annualized Expense Ratio
Class A
Actual	$1,000.00	$1,061.60	$4.61	0.90%
Hypothetical	1,000.00	1,020.39	4.52	0.90
Class B
Actual	1,000.00	1,059.30	7.42	1.45
Hypothetical	1,000.00	1,017.65	7.27	1.45
Class C
Actual	1,000.00	1,059.20	7.42	1.45
Hypothetical	1,000.00	1,017.65	7.27	1.45
Institutional Class
Actual	1,000.00	1,063.20	3.33	0.65
Hypothetical	1,000.00	1,021.63	3.27	0.65

*	Expenses are equal to each Class’s respective annualized expense ratio, multiplied by the average account value over the period, multiplied by 182/366 (to reflect the one-half year period).

BOARD APPROVAL OF INVESTMENT ADVISORY AGREEMENT
(Unaudited)

On March 23, 2012, the Fund’s Board of Directors (the "Board"), including a majority of the Independent Directors, approved the renewal of the Fund’s Investment Advisory Agreement (the "Agreement") with J.P. Morgan Investment Management, Inc. ("JPMIM") for an additional one-year term through March 31, 2013. The Board approved the renewal of the Agreement following the recommendation of the Contracts Sub-Committee of the Fund’s Governance Committee (the "Committee"), which is comprised of all of the Fund’s Independent Directors. The Board and Committee determined the Fund’s advisory fee structure was fair and reasonable in relation to the services provided and that approving the agreement was in the best interest of the Fund and its shareholders.

1. Review process

During the course of each year, the Independent Directors receive various materials related to the services and portfolio investment results of JPMIM. These materials include reports from the portfolio managers; reports related to the Fund’s portfolio holdings and transactions; reports about investment results and portfolio composition relative to the Fund’s performance benchmark -- the Russell 1000 Value Index; and other information relating to JPMIM’s policies and procedures. In addition, in advance of the meetings on March 23, the Independent Directors had requested and evaluated materials from JPMIM and Washington Management Corporation, the Fund’s Business Manager, as well as reports providing comparative data on fund fees, expenses and performance compiled by Lipper Inc. ("Lipper"), an independent provider of mutual fund data. Independent legal counsel also provided a memorandum reviewing the legal standards applicable to the proposed renewal of the Agreement. During the course of the Committee Meeting, the Independent Directors met with representatives of JPMIM and the Business Manager and then in executive session with independent legal counsel and without representatives of JPMIM or the Business Manager present. Throughout the year and during the review of services provided by JPMIM, the Independent Directors found JPMIM to be open, forthright, detailed, and very helpful in answering questions about all issues.

2. Materials and Factors Reviewed

The Directors reviewed factors they believed relevant, including, but not limited to: the professional experience and qualifications of JPMIM’s senior management and portfolio management team; the Fund’s investment results -- both absolute and relative to the Russell 1000 Value Index, other broad market indexes, and the Lipper Large-Cap Value Funds Index; the performance of other similar funds; fees charged to the Fund by JPMIM; fees charged to other JPMIM funds and clients; advisory fees incurred by other similar funds; fund expense ratio data; the nature, extent and quality of services provided by JPMIM and its affiliates, including distribution, custodial, fund accounting and shareholder services; JPMIM’s brokerage, "soft dollar" and client commission arrangement policies and the Fund’s portfolio turnover rate; various compliance-related matters; ancillary benefits received by JPMIM and its affiliates as a result of their relationship to the Fund; the profitability of the relationship with the Fund to JPMIM and its affiliates; and the terms of the Agreement.

3. Conclusions

No one factor was considered determinative in the Directors’ decision to approve the renewal of the Agreement, and each Director did not necessarily give equal weight to any one specific factor. From year to year, the Directors consider and place emphasis on relevant information in light of changing circumstances in market and economic conditions. Based on their review, the Directors concluded that the terms of the Agreement, as well as the fees to be paid under it, are fair and reasonable and that the Agreement should be renewed through March 31, 2013. In reaching that conclusion, the Directors reviewed, as noted above, a variety of factors ,some of which are discussed below in greater detail:

Nature, Extent and Quality of Services Provided by the Adviser and Investment Performance. The Directors received and considered information regarding the nature, extent and quality of the services provided by JPMIM to the Fund under the Agreement. The Directors took into account information furnished, and the knowledge gained, throughout the year at Board and Committee Meetings, as well as the material furnished specifically in connection with this review. In addition, they considered the overall reputation and capabilities of JPMIM, the depth and quality of the portfolio management team, and JPMIM’s commitment to provide high quality services to the Fund.

 The Directors received and considered the Fund’s relative investment results. This information included the Fund’s percentile ranking by total return for one-year (76th), three-year (27th) and ten-year (30th) periods, ending December 31, 2011 within the Lipper Large-Cap Value Funds investment classification. The Directors also considered the Fund’s performance in comparison to the performance results of a much smaller group of similar funds (the "Peer Group") and the Fund’s performance against its benchmark. The Directors reviewed a description of Lipper’s methodology for selecting mutual funds in the Fund’s Peer Group and investment classification.

Advisory Fees and Other Fund Expenses, Costs of Services Provided and Adviser Profitability. The Directors considered the advisory fee paid by the Fund to JPMIM comparing, for Class A shares, that rate to the information prepared by Lipper concerning management fee rates paid by other funds in the same Lipper investment classification as the Fund. The Directors also considered the fee waiver and/or expense reimbursement arrangements established for the Fund and the operating expense ratios for each share class after taking waivers and reimbursements into account. The Directors recognized that it is difficult to make comparisons of advisory fees because there are variations in the services that are included in the fees paid by other funds. The Directors also received and considered information about the advisory fee rates offered to other clients of JPMIM, and where those clients were other mutual funds, the Directors considered the degree to which they were comparable. The Directors noted that the Fund’s actual management fee rate (after waivers) was the lowest in its Peer Group, while the contractual fee rate ranked 3rd out of 16 in its Peer Group. Management fees for this purpose include fees of JPMIM and the Business Manager combined. Total Fund expenses also compared favorably relative to the peer groups and expense universe.

 JPMIM presented their intention to maintain the contractual investment advisory fee of 0.40% without any changes to services provided under the Agreement. The Directors also noted the potential ancillary benefits that various affiliates of JPMIM may receive by providing other services to the Fund and earning fees for those services (e.g. distribution, shareholder service, custody, fund accounting).

 At the request of the Directors, JPMIM provided information regarding the profitability to JPMIM and its affiliates in providing services to the Fund. The Directors recognized that this data is not audited and represents JPMIM’s determination of its revenues from the Fund, less expenses. Expenses include direct and indirect costs and are calculated using an allocation methodology developed by JPMIM. The Directors were also furnished with information related to amounts received by JPMIM affiliates under the Fund’s distribution plans and shareholder service agreement. The Directors took this information into account in concluding that the advisory fees were fair and reasonable.

TAX LETTER
(Unaudited)

Certain tax information for the Fund is required to be provided to shareholders based upon the Fund’s income and distributions for the taxable year ended June 30, 2012. The information and distributions reported in this letter may differ from the information and taxable distributions reported to the shareholders for the calendar year ending December 31, 2012. The information necessary to complete your income tax returns for the calendar year ending December 31, 2012 will be sent under separate cover.

Certain dividends paid by the Fund may be subject to a maximum tax rate of 15% as a result of the Jobs and Growth Tax Relief Reconciliation Act of 2003. For the year ended June 30, 2012, approximately $7,917,000 of the ordinary distributions paid by the Fund is considered qualified dividend income. Corporate shareholders may exclude up to 70% of qualifying dividends received during the year. For the purposes of computing this exclusion, 100.00% of the dividends paid by the Fund from net investment income represent qualifying dividends.

DIRECTORS
(Unaudited)

The Fund’s Statement of Additional Information includes additional information about the Fund Directors and is available, without charge, upon request, by calling 1-800-480-4111 or on the JPMorgan Funds’ website at www.jpmorganfunds.com.

Name, Age and Position with the Fund	Year First Elected a Director or Officer of the Fund (a)	Principal Occupation(s) During Past 5 Years	Other Directorships Held (b)
Independent Directors
Nariman Farvardin, 55	2009
President, Stevens Institute of Technology; former Senior Vice President for Academic Affairs & Provost, University of Maryland; former Dean, The A. James Clark School of Engineering, University of Maryland
			The American Funds Tax-Exempt Series I and Washington Mutual Investors Fund
Barbara Hackman Franklin, 72	2007	President and CEO, Barbara Franklin Enterprises (international business and corporate governance consulting); former U.S. Secretary of Commerce	Aetna, Inc; The American Funds Tax-Exempt Series I; and Washington Mutual Investors Fund
R. Clark Hooper, 65	2005	Private investor; former Executive Vice President -- Policy and Oversight, NASD	American Funds Group (56 portfolios) and The Swiss Helvetia Fund, Inc.
James C. Miller III, 70	2001	Senior Advisor, Husch Blackwell LLP; former Chairman, The CapAnalysis Group, LLC (economic, financial and regulatory consulting); former Director, U.S. Office of Management and Budget	The American Funds Tax-Exempt Series I; Clean Energy Fuels Corporation; and Washington Mutual Investors Fund
J. Knox Singleton, 63 Chairman of the Board (Independent and Non-Executive)	2004	President and CEO, INOVA Health System	The American Funds Tax-Exempt Series I; Healthcare Realty Trust, Inc.; and Washington Mutual Investors Fund
Interested Directors (c)
James H. Lemon, Jr., 76 Vice Chairman of the Board	1985	Chairman of the Board and CEO, The Johnston-Lemon Group, Incorporated (financial services holding company)	The American Funds Tax-Exempt Series I and Washington Mutual Investors Fund
Jeffrey L. Steele, 66 President	1999	President and Director, Washington Management Corporation	The American Funds Tax-Exempt Series I and Washington Mutual Investors Fund

(a)	Directors and officers of the Fund hold office until their resignation, removal or retirement.
(b)
This includes all directorships that are held by each Director as a director of a public company or registered investment company (other than the Fund). No Director serves as a director for any other fund in the JPMorgan Funds family of mutual funds.

(c)	"Interested persons" within the meaning of the 1940 Act on the basis of their affiliation with the Fund’s Business Manager, Washington Management Corporation.

The address for all Directors and Officers of the Fund is 1101 Vermont Avenue, NW, Suite 800, Washington, DC 20005.

OTHER OFFICERS
(Unaudited)

Name, Age and Position with Fund	Year First Elected an Officer of the Fund*	Principal Occupation(s) During Past 5 Years
Michael W. Stockton, 45 Senior Vice President, Treasurer and Assistant Secretary	1993	Director, Executive Vice President, Secretary and Treasurer, Washington Management Corporation
Jennifer L. Butler, 46 Secretary	2005	Vice President and Assistant Secretary, Washington Management Corporation
Stephanie L. Pfromer, 44 Assistant Secretary	2007	Vice President and General Counsel, Washington Management Corporation
J. Lanier Frank, 51 Assistant Vice President	1995	Assistant Vice President, Washington Management Corporation
John R. Cheshire, 35 Assistant Treasurer	2011	Assistant Vice President and Assistant Treasurer, Washington Management Corporation; former Supervisor of Fund Accounting and Pricing, ICMA - Retirement Corporation
Francis Bell VI, 28 Assistant Treasurer	2011	Assistant Treasurer, Washington Management Corporation; former Senior Associate, U.S. Global Investment and Institutional Client Services, T. Rowe Price Group, Inc.

*	Officers of the Fund hold office until their resignation, removal or retirement.

J.P.Morgan Funds are distributed by JPMorgan Funds Distribution Services, Inc., which is an affiliate of JPMorgan Chase & Co. Affiliates of JPMorgan Chase & Co. receive fees for providing various services to the Fund.

Contact JPMorgan Funds Distribution Services at 1-800-480-4111 for a Fund prospectus. You can also visit us at www.jpmorganfunds.com. Investors should carefully consider the investment objectives and risk as well as charges and expenses of the Fund before investing. The prospectus contains this and other information about the Fund. Read the prospectus carefully before investing.

Investors may obtain information about the Securities Investor Protection Corporation (SIPC), including the SIPC brochure, by visiting www.sipc.org or by calling SIPC at 202-371-8300.

The Fund files a complete schedule of its portfolio holdings for the first and third quarters of its fiscal year with the SEC on Form N-Q. The Fund’s Form N-Q filings are available on the SEC’s website at www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the SEC’s Public Reference Room may be obtained by calling 1-800-SEC-0330. Shareholders may request the Form N-Q without charge by calling 1-800-480-4111 or by visiting the JPMorgan Funds’ website at www.jpmorganfunds.com.

A description of the Fund’s policies and procedures with respect to the disclosure of the Fund’s portfolio holdings is available in the Statement of Additional Information.

A copy of the Fund’s proxy policies and procedures is available without charge upon request by calling 1-800-480-4111 and on the SEC’s website at www.sec.gov. The Directors have delegated the authority to vote proxies for securities owned by the Fund to a designated Fund officer. A copy of the Fund’s voting record for the most recent 12-month period ended June 30 is available on the SEC’s website at www.sec.gov or at the JPMorgan Funds’ website at www.jpmorganfunds.com no later than August 31 of each year. The Fund’s proxy voting record will include, among other things, a brief description of the matter voted on for each portfolio security, and will state how each vote was cast, for example, for or against the proposal.

J.P.Morgan
Asset Management

Rev. January 2011

FACTS	WHAT DOES J.P. MORGAN FUNDS DO WITH YOUR PERSONAL INFORMATION?
Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.
What?	The types of personal information we collect and share depend on the product or service you have with us. This information can include: ▪ Social Security number and account balances ▪ transaction history and account transactions ▪ checking account information and wire transfer instructions When you are *no longer* our customer, we continue to share your information as described in this notice.
How?	All financial companies need to share customers' personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers' personal information; the reasons J.P. Morgan Funds chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does J.P. Morgan Funds share?	Can you limit this sharing?
For our everyday business purposes – such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For marketing purposes – to offer our products and services to you	Yes	No
For joint marketing with other financial companies	No	We don't share
For our affiliates' everyday business purposes – information about your transactions and experiences	No	We don't share
For our affiliates' everyday business purposes – information about your creditworthiness	No	We don't share
For nonaffiliates to market to you	No	We don't share

Questions?	Call 1-800-480-4111 or go to www.jpmorganfunds.com

J.P.Morgan
Asset Management

Page 2

Who we are	
Who is providing this notice?	J.P. Morgan Funds

What we do	
How does J.P. Morgan Funds protect my personal information?	To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings. We authorize our employees to access your information only when they need it to do their work and we require companies that work for us to protect your information.
How does J.P. Morgan Funds collect my personal information?	We collect your personal information, for example, when you: ▪ open an account or provide contact information ▪ give us your account information or pay us by check ▪ make a wire transfer We also collect your personal information from others, such as credit bureaus, affiliates and other companies.
Why can't I limit all sharing?	Federal law gives you the right to limit only ▪ sharing for affiliates' everyday business purposes – information about your creditworthiness ▪ affiliates from using your information to market to you ▪ sharing for nonaffiliates to market to you State laws and individual companies may give you additional rights to limit sharing.

Definitions	
Affiliates	Companies related by common ownership or control. They can be financial and nonfinancial companies. ▪ *J.P. Morgan Funds does not share with our affiliates.*
Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. ▪ *J.P. Morgan Funds does not share with nonaffiliates so they can market to you.*
Joint Marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. ▪ *J.P. Morgan Funds doesn't jointly market.*

JPMorgan Value Opportunities Fund

1101 Vermont Avenue, NW

Washington, DC 20005-3585

Printed on paper containing 10% post consumer waste © JPMorgan Chase & Co., 2012 All rights reserved. June 2012. AN-VO-612

Item 2.  Code of Ethics.

The Registrant has adopted a code of professional standards that applies to its Principal Executive Officer and Principal Financial Officer.  The Registrant undertakes to provide to any person without charge, upon request, a copy of the Code.  Such request can be made to the Registrant at 800/972-9274 or to the Secretary of the Registrant, 1101 Vermont Avenue, NW, Suite 800, Washington, DC 20005.  The code of professional standards is included as an exhibit to this filing.

Item 3.  Audit Committee Financial Expert.

The Registrant’s Board has determined that James C. Miller, a member of the Registrant’s Audit Committee, is an “audit committee financial expert” and "independent," as such terms are defined in this Item. This designation will not increase the designee’s duties, obligations or liability as compared to his duties, obligations and liability as a member of the Audit Committee and of the Board; nor will it reduce the responsibility of the other Audit Committee members.  There may be other individuals who, through education or experience, would qualify as "audit committee financial experts" if the Board had designated them as such.  Most importantly, the Board believes each member of the Audit Committee contributes significantly to the effective oversight of the Registrant’s financial statements and condition.

Item 4.  Principal Accountant Fees and Services.

(a)  Audit Fees.  The aggregate fees billed for each of the last two fiscal years (the "Reporting Periods") for professional services rendered by the Registrant's independent registered public accounting firm for the audit of the Registrant's annual financial statements or services that are normally provided by the independent registered public accounting firm in connection with the statutory and regulatory filings or engagements for the Reporting Periods, were $32,500 in 2011 and $32,500 in 2012.

(b)  Audit-Related Fees.  There were no audit-related fees for the Registrant during the Reporting Periods.

(c)  Tax Fees.  The aggregate fees billed in the Reporting Periods for professional services rendered by the independent registered public accounting firm for tax compliance, tax advice, and tax planning ("Tax Services") were $8,400 in 2011 and $8,400 in 2012.  These services consisted of review or preparation of U.S. federal, state, local and excise tax returns.

(d)  All Other Fees.  There were no other fees billed in the Reporting Periods for products or services provided by the independent registered public accounting firm to the Registrant, or services provided to Service Affiliates which were required to be pre-approved for the fiscal year ended June 30, 2011 or 2012, other than the services reported above.

(e)(1) Audit Committee Pre-Approval Policies and Procedures.  The Registrant's Audit Committee has established policies and procedures for pre-approval of all audit and permissible non-audit services by the independent registered public accounting firm for the Registrant, as well as the independent registered public accounting firm's engagements for non-audit services to Service Affiliates when the engagement relates directly to the operations and financial reporting of the Registrant.  Certain approvals are conditioned upon various factors.  Pre-approval considerations include whether the proposed services are compatible with maintaining the independent registered public accounting firm's independence.  Generally, pre-approvals pursuant to the Policy are considered annually.

(e)(2) The percentage of services described in each of paragraphs (b) through (d) of this Item that were approved by the Audit Committee pursuant to the procedures contained in paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X were 100% in 2011 and 100% in 2012.

(f) None.

(g) Non-Audit Fees.  The aggregate non-audit fees billed by the independent registered public accounting firm for services rendered to the Registrant, and rendered to Service Affiliates, for the Reporting Periods were approximately $31.8 million in fiscal year 2011 and approximately $33.6 million in fiscal year 2012.

(h) Auditor Independence.  The Registrant's Audit Committee has considered whether the provision of non-audit services that were rendered to Service Affiliates which were not pre-approved pursuant to the procedures contained in paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X (not requiring pre-approval) is compatible with maintaining the independent registered public accounting firm's independence.

Item 5.  Audit Committee of Listed Registrants.

Not applicable to this Registrant, insofar as the Registrant is not a listed issuer as defined in Rule 10A-3 under the Securities Exchange Act of 1934.

Item 6.  Schedule of Investments.

The full schedule of investments for the Registrant is included as part of the report to shareholders filed under Item 1 of this Form.

Item 7.  Disclosure of Proxy Voting Policies and Procedures for Closed-End
Management Investment Companies.

Not applicable to this Registrant, insofar as the Registrant is not a closed-end management investment company.

Item 8.  Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to this Registrant, insofar as the Registrant is not a closed-end management investment company.

Item 9.  Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable to this Registrant, insofar as the Registrant is not a closed-end management investment company.

Item 10.  Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the Registrant’s Board of Directors since the Registrant last submitted a proxy statement to its shareholders.  The procedures are as follows.  The Registrant has a Governance Committee comprised solely of persons who are not considered “interested persons” of the Registrant within the meaning of the Investment Company Act of 1940.  The Committee periodically reviews such issues as the Board’s composition, responsibilities, committees, compensation and other relevant issues, and recommends any appropriate changes to the full Board of Directors.  While the Committee normally is able to identify from its own resources an ample number of qualified candidates, it will consider shareholder suggestions of persons to be considered as nominees to fill future vacancies on the Board.  Such suggestions must be sent in writing to the Governance Committee of the Registrant, c/o the Registrant’s Secretary, and should be accompanied by complete biographical and occupational data on the prospective nominee, along with a written consent of the prospective nominee for consideration of his or her name by the Governance Committee.

Item 11.  Controls and Procedures.

(a)
The Registrant’s Principal Executive Officer and Principal Financial Officer have concluded, based on their evaluation of the Registrant’s disclosure controls and procedures (as such term is defined in Rule 30a-3(c) under the Investment Company Act of 1940), that such controls and procedures are adequate and reasonably designed to achieve the purposes described in paragraph (c) of such rule.

(b)
There were no changes in the Registrant’s internal controls over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) that occurred during the Registrant’s second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12.  Exhibits.

(a)	Code of Ethics subject of the disclosure required by Item 2 is filed as an exhibit hereto.

(b) The certifications required by Rule 30a-2 of the Investment Company Act of 1940, as amended, and Sections 302 and 906 of the Sarbanes-Oxley Act of 2002 are attached as exhibits hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

JPMorgan Value Opportunities Fund, Inc.

By /s/ Jeffrey L. Steele
Jeffrey L. Steele, President and
Principal Executive Officer
Date: August 28, 2012

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By /s/ Jeffrey L. Steele
Jeffrey L. Steele, President and
Principal Executive Officer
Date: August 28, 2012

By /s/ Michael W. Stockton
Michael W. Stockton, Principal Financial Officer, Senior Vice President and Treasurer

Date: August 28, 2012